                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 TEKGRAF, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                      [LOGO]

                                  TEKGRAF, INC.

                           980 CORPORATE WOODS PARKWAY
                          VERNON HILLS, ILLINOIS 60061
                                 (847) 913-5888

                                                                  April 26, 2000

Dear Shareholder:

         We cordially invite you to attend the Annual Meeting of Shareholders of Tekgraf, Inc. to be held on Thursday, May 25, 2000 at 10:00 a.m. local time at the Marriott Lincolnshire located at 10 Marriott Drive, Lincolnshire, Illinois 60069. At the Annual Meeting the Board of Directors will ask you to elect four directors and to amend Tekgraf's employee stock option plan.

         It is important that your shares are represented at the Annual Meeting, whether or not you plan to attend. To be certain that you will be represented, please sign, date and return the enclosed proxy card in the envelope provided as soon as possible. If your bank or broker offers telephone or Internet voting and you choose to use one of those forms of voting, it is not necessary for you to return your proxy card. In any event, please vote as soon as possible.

         We have enclosed a copy of Tekgraf's Annual Report on Form 10-K. We encourage you to read the Annual Report. It includes Tekgraf's audited financial statements for the year ended December 31, 1999 as well as information about Tekgraf's operations, markets, products and services.

         On behalf of the Board of Directors and management, I would like to express our appreciation for your interest in the affairs of Tekgraf.

                                                  Sincerely,

                                                  /s/ William M. Rychel
                                                  -----------------------------
                                                  William M. Rychel
                                                  PRESIDENT AND CHIEF
                                                  EXECUTIVE OFFICER

                                  TEKGRAF, INC.

                           980 CORPORATE WOODS PARKWAY
                          VERNON HILLS, ILLINOIS 60061
                                 (847) 913-5888

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------

                             THURSDAY, MAY 25, 2000
                                   10:00 A.M.
                              MARRIOTT LINCOLNSHIRE
                                10 MARRIOTT DRIVE
                          LINCOLNSHIRE, ILLINOIS 60069


     The purpose of our Annual Meeting is to:

     1. elect four directors for one-year terms; and

     2. amend and restate our 1997 Stock Option Plan to increase the number of shares that we may issue under the plan from 600,000 to 1,000,000 and to make certain technical amendments.

     You can vote at the Annual Meeting in person or by proxy if you were a shareholder of record on Friday, April 14, 2000. You may revoke your proxy at any time prior to its exercise at the Annual Meeting.

     Our Annual Report on Form 10-K for the fiscal year ended December 31, 1999 is enclosed.

                                      By Order of the Board of Directors


                                      /s/ William M. Rychel
                                      -------------------------------------
                                      William M. Rychel
                                      PRESIDENT AND CHIEF EXECUTIVE OFFICER

April 26, 2000

                                  TEKGRAF, INC.

                    ----------------------------------------
                                 PROXY STATEMENT
                    ----------------------------------------

                                TABLE OF CONTENTS

                                                                      Page
                                                                      ----
Questions and Answers.................................................  1
Election of Directors.................................................  4
Meetings and Committees of the Board of Directors.....................  4
Director Compensation.................................................  5
Ownership of Tekgraf Common Stock.....................................  5
Section 16(a) Beneficial Ownership Reporting Compliance...............  7
Executive Compensation................................................  7
Employment and Severance Agreements...................................  9
Certain Relationships and Related Transactions........................  9
Compensation Committee Report on Executive Compensation............... 10
Company Performance................................................... 12
Amendment and Restatement of 1997 Stock Option Plan................... 13
Independent Public Accountants........................................ 16
Executive Officers.................................................... 16

         This Proxy Statement and Form of Proxy are first being mailed to shareholders on or about April 26, 2000.

                           ANNUAL REPORT ON FORM 10-K

         A copy of our Annual Report on Form 10-K, without exhibits, is enclosed with this Proxy Statement. You may obtain a copy of the exhibits described in the Form 10-K for a fee upon request. Please contact Thomas M. Mason, Chief Financial Officer, Tekgraf, Inc., 980 Corporate Woods Parkway, Vernon Hills, Illinois 60061.

                                EXPLANATORY NOTE

         On January 21, 2000, we eliminated our dual class of stock and all outstanding shares of Class B Common Stock were converted into shares of Class A Common Stock on a one-for-one basis. References in this Proxy Statement to our stock or common stock are references to Class A Common Stock.

                              QUESTIONS AND ANSWERS

WHAT AM I VOTING ON?

     The Board of Directors of Tekgraf is soliciting your vote on:

         - the election of four directors for one-year terms; and

         - the amendment and restatement of our 1997 Stock Option Plan.

WHO MAY VOTE?

         Shareholders at the close of business on April 14, 2000 (the record date) are entitled to vote. On that date, there were 6,328,331 shares of Tekgraf common stock outstanding.

HOW MANY VOTES DO I HAVE?

         Each share of Tekgraf common stock that you own entitles you to one vote.

HOW DO I VOTE?

         All shareholders may vote by mail. If you hold your shares through a bank or broker, you also may be able to vote by telephone or over the Internet. To vote by mail, please sign, date and mail your proxy in the postage paid envelope provided. If your bank or broker does not offer telephone or Internet voting, please complete and return your proxy by mail. If you attend the Annual Meeting in person and would like to vote then, we will give you a ballot. If your shares are held in the name of your broker, bank or other nominee, you need to bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on April 14, 2000, the record date for voting.

HOW DOES DISCRETIONARY VOTING AUTHORITY APPLY?

         If you sign, date and return your proxy card, or vote by telephone or over the Internet, your vote will be cast as you direct. If you do not indicate how you want to vote, you give authority to William M. Rychel and Thomas M. Mason to vote for the items discussed in these proxy materials and any other matter that is properly raised at the Annual Meeting. In such a case, your vote will be cast FOR the election of each director nominee, FOR the amendment and restatement of the Stock Option Plan and FOR or AGAINST any other properly raised matters at the discretion of Messrs. Rychel and Mason.

MAY I REVOKE MY PROXY?

         You may revoke your proxy at any time before it is exercised in one of four ways:

            1. Notify our Chief Financial Officer in writing at the address on the cover of this proxy statement before the Annual Meeting that you are revoking your proxy.
            2. Submit another proxy with a later date.
            3. Vote by telephone or Internet after you have given your proxy.
            4. Vote in person at the Annual Meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

         Your shares are likely registered differently or are in more than one account. You should sign and return all proxy cards to guarantee that all of your shares are voted.

WHAT CONSTITUTES A QUORUM?

         The presence, in person or by proxy, of the holders of a majority of the total number of shares of Tekgraf stock issued, outstanding and entitled to vote constitutes a quorum. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or Internet, or if you attend the Annual Meeting.

         Abstentions and broker non-votes are counted as "shares present" at the Annual Meeting for purposes of determining whether a quorum exists. A broker non-vote occurs when a broker submits a proxy that does not indicate a vote for a proposal because he or she does not have voting authority and has not received voting instructions from you.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

         ELECTION OF DIRECTORS: Directors are elected by a plurality of the votes cast, which means that the four nominees who receive the highest number of votes will be elected. If you do not want to vote your shares for a particular nominee, you may indicate that in the space provided on the proxy card or withhold authority as prompted during telephone or Internet voting. An abstention will have the effect of a vote against the election of the directors since it is one less vote for approval, but a broker non-vote will have no effect.

         AMENDMENT AND RESTATEMENT OF STOCK OPTION PLAN: Amendment and restatement of our Stock Option Plan requires that a majority of the shares present or represented by proxy and having the power to vote at the Annual Meeting vote in its favor. An abstention will have the effect of a vote against the amendment and restatement of the Plan, but a broker non-vote will have no effect.

HOW DO I SUBMIT A SHAREHOLDER PROPOSAL?

         You must submit a proposal to be included in our proxy statement for the May 2001 annual meeting in writing no later than December 27, 2000. Your proposal must be in writing and comply with the proxy rules of the Securities and Exchange Commission. You may also submit a proposal that you do not want included in the proxy statement but that you want to raise at the May 2001 annual meeting no later than December 27, 2000. If you submit a proposal after the deadline, then Securities and Exchange Commission rules permit the individuals named in the proxies solicited by Tekgraf's Board of Directors for that meeting to exercise discretionary voting power as to that proposal.

         Our by-laws require that your proposal provide: (1) your name and address and the names and addresses of any person or entity acting in concert with you; (2) the class and number of shares of Tekgraf stock that you and each of those individuals or entities beneficially own; (3) a description of the proposal and all material related information; and (4) any other information that the Board of Directors reasonably determines is necessary or appropriate to enable it and Tekgraf shareholders to consider the proposal. You should send your proposal to our Secretary at our address on the cover of this proxy statement.

HOW DO I NOMINATE A DIRECTOR?

         The Board of Directors recently amended our by-laws to address nominations of directors by our shareholders. Beginning with the May 2000 Annual Meeting, if you wish to recommend a nominee to be elected a director at an annual meeting, our Secretary must receive your written nomination at least 60 days but not more than 75 days before the date of the meeting. If we do not give notice or publicly announce the date of our annual meeting at least 70 days prior to the meeting, then we must receive your notice before the close of business on the tenth day after which we have mailed the notice or announced the meeting date, whichever occurs first.

         You should submit your proposal to the Secretary at our address on the cover of this proxy statement. Our by-laws require that you provide: (1) your name and address; (2) a statement that you are a record holder of Tekgraf common stock entitled to vote at the meeting and that you plan to appear in person or by proxy at the meeting to make the nomination; (3) the class and number of shares of Tekgraf common stock that you and the nominee each own of record, own beneficially and represent by proxy as of the date of the proposal; (4) the nominee's name, age, business and residence addresses, and principal occupation or employment; (5) a description of all arrangements or understandings between you, the nominee or any other person under which you are making the nominations; (6) any other information that the rules of the Securities and Exchange Commission require to be included in a proxy statement; and (7) the nominee's written consent to serve as a director if elected. Tekgraf may require a proposed nominee to provide additional information to determine the eligibility of the nominee to serve as a director.

WHO PAYS TO PREPARE, MAIL AND SOLICIT THE PROXIES?

         We will pay all of the costs of preparing, mailing and soliciting these proxies. We will ask brokers, banks, voting trustees and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of Tekgraf common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing proxy materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not be specially compensated.

                              ELECTION OF DIRECTORS

         Four directors currently serve on the Board of Directors. Each of our existing directors is nominated for reelection at the Annual Meeting. A director will serve until the next annual meeting, until a qualified successor director has been elected, or until he resigns or is removed by the Board.

         Your shares will be voted as you specify on the enclosed proxy card or in telephone or Internet voting. If you do not specify how you want your shares voted, we will vote them FOR the election of Messrs. Carnevale, Dalton, Rychel and Sisto. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for a nominee, your shares will be voted FOR that other person. The Board does not anticipate that any nominee will be unable to serve. The nominees have provided the following information about themselves.

         STEVEN J. CARNEVALE, 44, has been a General Partner and Director of Private Equity Investing for Talkot Capital, LLC, a crossover hedge fund that invests in both public and private equities, since 1996. From 1992 until that time, he was in venture capital and investment banking with Endeavor Capital Management. Mr. Carnevale is also a director of eFax.com, The EC Company and Sawgrass Systems, Inc. Mr. Carnevale has been a director of Tekgraf since April 2000.

         FRANK X. DALTON, JR., 43, has served as a Principal of Cordova Ventures, a venture capital firm, since November 1996. From January 1996 to November 1996, Mr. Dalton was an Executive Vice President of Ambassador Capital Corporation, an investment banking firm. From November 1989 to January 1996, Mr. Dalton was employed by BDO Seidman, LLP, a public accounting firm, with his last position being Partner. Mr. Dalton has served as a director of Tekgraf since November 1997.

         WILLIAM M. RYCHEL, 49, was named President and Chief Executive Officer of Tekgraf in February 2000. Prior to this nomination, he served as Interim Chief Executive Officer since October 1998. Mr. Rychel became President of the Graphics Division and a director of Tekgraf upon completion of our acquisition of G&R Marketing, Inc. in June 1997. Beginning in 1986, he served as the President of G&R Marketing, a company he co-founded. Mr. Rychel has served as a director of Tekgraf since June 1997.

         ALBERT E. SISTO, 50, has served as Chief Executive Officer and President of Phoenix Technologies, Ltd. since June 1999 and as Chairman since February 2000. Prior to that, from November 1997, he served as the Chief Operating Officer of RSA Data Security, Inc., a Security Dynamics Company. From 1994 until that time, Mr. Sisto served as President, Chairman and Chief Executive Officer of DocuMagix, Inc., a computer software company specializing in personal content management. Mr. Sisto is also a director of Insignia Solutions, plc., eFax.com and Hi/fn Inc. Mr. Sisto has been a director of Tekgraf since November 1997.

                           MEETINGS AND COMMITTEES OF
                             THE BOARD OF DIRECTORS

         The Board of Directors met five times during 1999. In addition to meetings of the full Board, directors attended meetings of Board committees. The Board of Directors has standing audit and compensation committees. Each director attended all of the meetings of the Board and of the committees on which he served.

         The Audit Committee recommends the appointment of our independent public accountants and reviews the scope of audit and non-audit assignments and related facts. In April 2000, Steven J. Carnevale joined Frank X. Dalton, Jr. and Albert E. Sisto as a member of the Audit Committee. The Audit Committee has adopted a charter, which specifies the composition and responsibilities of the Committee. The Committee met twice during 1999.

         The Compensation Committee makes recommendations to the Board concerning salaries and incentive compensation for our officers and employees. The Committee also administers our stock option plan. Frank X. Dalton, Jr. and Albert E. Sisto are the members of the Compensation Committee. The Committee met once during 1999.

         We have agreed that for a period of five years, if requested by D.H. Blair Investment Banking Corp., to nominate a designee of Blair for election to our Board of Directors. Blair, the underwriter for our initial public offering, has not exercised this right. The period began on November 10, 1997.

                              DIRECTOR COMPENSATION

         Directors who are Tekgraf employees receive no fees for their services as directors. Through March 1999, non-employee "outside" directors received $1,000 and reimbursement of expenses for each Board and committee meeting they attended. In March 1999, the Board voted to increase non-employee director compensation to an annual retainer of $4,000, paid quarterly, plus $1,000 and the reimbursement of expenses for each Board meeting attended. Committee members received an additional $500 per year. For 2000, the annual retainer and committee participation fees will be the same as they were in 1999. Meeting attendance fees, however, will be $2,500 for each in person meeting and $500 for each telephonic meeting. Directors are not precluded from receiving compensation for serving Tekgraf in another capacity.

         Directors are also entitled to receive options under our stock option plan. Options granted under the plan have exercise prices equal to the fair market value of our common stock on the grant date. In July 1999, we granted each of Messrs. Dalton and Sisto options to purchase 20,000 shares of our common stock. The options were exercisable as to 10,000 shares on the grant date and become exercisable as to the remaining 10,000 shares on the first anniversary of the grant. In February 2000, we granted each of Messrs. Dalton and Sisto options to purchase 10,000 shares of our common stock, which vest equally over three years on the anniversaries of the grant. In April 2000, we granted Mr. Carnevale options to purchase 20,000 shares of our common stock contingent upon shareholder approval of the amendment and restatement of our stock option plan. Mr. Carnevale's options will also vest equally over three years. Beginning in 2001, each non-employee director will receive an annual grant of options to purchase 6,666 shares of our common stock. In addition, upon joining the Board non-employee directors will receive a grant of options to purchase 20,000 shares. These options will vest equally over three years.

                        OWNERSHIP OF TEKGRAF COMMON STOCK

         The following table shows how much Tekgraf common stock was beneficially owned as of March 31, 2000 by:

         - our Chief Executive Officer and other individuals named in the Summary Compensation Table included in this proxy statement;

         -   each director;

         - each shareholder known by us to own beneficially at least 5% of Tekgraf common stock; and

         -   all directors and executive officers as a group.

         Beneficial ownership is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. In general, beneficial ownership includes any shares a director or executive officer can vote or transfer and stock options and warrants that are exercisable currently or become exercisable within 60 days. These shares are considered to be outstanding for the purpose of calculating the percentage of outstanding Tekgraf common stock owned by a particular shareholder, but are not considered to be outstanding for the purpose of calculating the percentage ownership of any other person.
Percentage ownership is based on 6,328,331 shares outstanding as of March 31, 2000. Except as otherwise noted, the shareholders named in this table have sole voting and dispositive power for all shares shown as beneficially owned by them.

----------------------------------------- ------------------- ------------------- -------------------- --------------------
                                             SHARES OF           OPTIONS AND
                                            COMMON STOCK          WARRANTS
                                            BENEFICIALLY         EXERCISABLE                               PERCENT
                                               OWNED            WITHIN 60 DAYS          TOTAL              OF CLASS
----------------------------------------- ------------------- ------------------- -------------------- --------------------
NAMED EXECUTIVE OFFICERS AND DIRECTORS
----------------------------------------- ------------------- ------------------- -------------------- --------------------
   William M. Rychel                        1,411,575 (1)                0            1,411,575              22.31
----------------------------------------- ------------------- ------------------- -------------------- --------------------
   Scott C. Barker                            315,344 (2)                0              315,344               4.98
----------------------------------------- ------------------- ------------------- -------------------- --------------------
   Martyn L. Cooper                            69,500 (3)                0               69,500               1.10
----------------------------------------- ------------------- ------------------- -------------------- --------------------
   Thomas J. Woolsey                          132,167 (3)           15,000 (4)          147,167               2.32
----------------------------------------- ------------------- ------------------- -------------------- --------------------
   W. Jeffrey Camp                                  0               45,000               45,000               *
----------------------------------------- ------------------- ------------------- -------------------- --------------------
   Steven J. Carnevale                              0                    0                    0               *
----------------------------------------- ------------------- ------------------- -------------------- --------------------
   Frank X. Dalton, Jr.                             0               20,000               20,000               *
----------------------------------------- ------------------- ------------------- -------------------- --------------------
   Albert E. Sisto                                  0               20,000               20,000               *
----------------------------------------- ------------------- ------------------- -------------------- --------------------
   All directors and executive officers
   as a group (10 persons)                  2,026,919 (5)          175,000 (6)        2,201,919              33.86
----------------------------------------- ------------------- ------------------- -------------------- --------------------

----------------------------------------- ------------------- ------------------- -------------------- --------------------
OTHER 5% SHAREHOLDERS
----------------------------------------- ------------------- ------------------- -------------------- --------------------
   Anita, Ltd. (7)                          1,191,333               75,000 (4)        1,266,333              19.78
----------------------------------------- ------------------- ------------------- -------------------- --------------------
   Thomas A. Gust (8)                         417,841 (3)                0              417,841               6.60
----------------------------------------- ------------------- ------------------- -------------------- --------------------

* Less than 1%.

(1) (a) Includes 18,108 shares held in escrow as to which Mr. Rychel does not have dispositive power while they are in escrow. (b) Includes 69,500 shares held by Martyn Cooper and 132,167 shares held by Thomas Woolsey, as to which Mr. Rychel has irrevocable proxies to vote in accordance with the recommendation of the Board of Directors on any action requiring shareholder vote. Mr. Rychel has no dispositive power with respect to the shares. These shares include an aggregate of 40,334 shares held in escrow, and Messrs, Cooper and Woolsey do not have dispositive power as to the shares while they are in escrow. These proxies terminate on December 1, 2000 or earlier if the parties agree. (c) Does not include an aggregate of 546,836 shares of common stock as to which Mr. Rychel was granted irrevocable proxies to vote solely in connection with Tekgraf's January 2000 recapitalization to eliminate its dual class of common stock as follows: 41,083 shares held by Beverly Nerenberg; 84,662 shares held by A. Lowell Nerenberg; 4,250 shares held by Rosa Sabato; and 416,841 shares held by Thomas Gust. These shares include an aggregate of 75,624 shares held in escrow, and the owners of these shares do not have dispositive power while they are in escrow. Mr. Rychel has no dispositive power with respect to any of these shares. The proxies are no longer in effect to the extent that actions taken with respect to the recapitalization are final.
      (d) Mr. Rychel disclaims beneficial ownership of the shares described in
      (b) and (c) above. (e) The address for Mr. Rychel is c/o Tekgraf, Inc., 980 Corporate Woods Parkway, Vernon Hills, Illinois 60061.

(2) Includes 131,932 shares held in escrow as to which Mr. Barker does not have dispositive power while they are in escrow.

(3) Mr. Rychel has certain voting power with respect to these shares, except 1,000 shares owned by Mr. Gust. See footnote 1. Includes shares held in escrow as follows: Mr. Cooper, 13,900 shares; Mr. Woolsey, 26,434 shares and Mr. Gust, 21,300 shares. Messrs. Cooper, Woolsey and Gust have no dispositive power as to these shares while they are in escrow. These shares will be released from escrow upon the satisfaction of certain performance criteria by Tekgraf and will be forfeited if the criteria are not satisfied by March 31, 2001.

(4) Consists of warrants issued by Tekgraf in its initial public offering as part of Units issued. A Unit consisted of one share of common stock and one warrant to purchase one share of common stock at an exercise price of $8.40 exercisable through November 2002.

(5) See footnotes 1, 2 and 3. In addition, includes 120,000 shares in escrow as to which the owner does not have dispositive power while they are in escrow.

(6)   Includes 90,000 warrants. See footnote 4.

(7) In November 1997, four shareholders of companies acquired by Tekgraf pledged all of their shares (an aggregate of 559,333 shares) to Anita in connection with personal loans and granted Anita proxies to vote these shares. The pledged shares have been included in the number and percent of shares beneficially owned by Anita. The holders of these shares have made a demand pursuant to Georgia law exercising their dissenters' rights in connection with the January 2000 special meeting of shareholders relating to the elimination of our dual class of stock. The reported number of shares of common stock beneficially owned is based on Dissenter's Payment Demands received by Tekgraf on March 30, 2000. The reported number of warrants is based on information provided by Anita in December 1999. The address of Anita, Ltd. is P.O. Box 124, Mignot Plateau, Cornet Street St. Peter Port, Guernsey, Channel Islands, GYI 4EG.

(8) Mr. Gust's address is 200 North Fairway Drive, Suite 202, Vernon Hills, Illinois 60061.


                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires that Tekgraf's executive officers, directors and 10% shareholders file reports of securities ownership and changes in ownership with the Securities and Exchange Commission and the NASDAQ SmallCap Market. Officers, directors and 10% owners also are required to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of these reports provided to us and written representations that no other reports were required, we believe that, during fiscal 1999, all filing requirements were met, except that Mr. Cooper was delinquent in reporting two transactions on a Form 4 and Mr. Woolsey was delinquent in reporting one transaction on a Form 4.

                             EXECUTIVE COMPENSATION

         This table summarizes the before-tax compensation for the Chief Executive Officer and the next four most highly compensated executive officers of Tekgraf.


                              SUMMARY COMPENSATION

------------------------------------------------- ------------ ------------------------------------- -----------------
                                                                                                         LONG-TERM
                                                                                                       COMPENSATION
                                                                                                     -----------------
                                                                       ANNUAL COMPENSATION                AWARDS
                                                               ------------------------------------- -----------------
                                                                                                        SECURITIES
                    NAME AND                                                                            UNDERLYING
               PRINCIPAL POSITION                    YEAR            SALARY             BONUS            OPTIONS
------------------------------------------------- ------------ ------------------------------------- -----------------
William M. Rychel                                    1999           $125,000           $25,000 (1)          -
   President and Chief Executive Officer             1998            125,000            25,000              -
   (since June 1997)                                 1997             72,900                 -              -
------------------------------------------------- ------------ ------------------------------------- -----------------
Scott C. Barker                                      1999           $234,027 (2)             -              -
   Vice President, Sales and Marketing               1998             88,542                 -              -
   (since April 1998)                                1997                  -                 -              -
------------------------------------------------- ------------ ------------------------------------- -----------------
Martyn L. Cooper                                     1999           $125,000                 -              -
   Chief Operating Officer                           1998            125,000           $12,500              -
   (since June 1997)                                 1997             72,900                 -              -
------------------------------------------------- ------------ ------------------------------------- -----------------
Thomas J. Woolsey                                    1999           $125,000                 -              -
   Chief Information Officer                         1998            125,000           $12,500              -
   (since June 1997)                                 1997             72,900                 -              -
------------------------------------------------- ------------ ------------------------------------- -----------------
W. Jeffrey Camp                                      1999           $125,000                 -              -
   Former Chief Financial Officer and Secretary      1998            104,167           $12,500            45,000
   (since March 1998)                                1997                  -                 -              -
------------------------------------------------- ------------ ------------------------------------- -----------------

(1) Bonus amount for the year ended December 31, 1999 was approved by the Compensation Committee on February 22, 2000 and paid in March 2000.

(2)   Includes $109,027 in sales commissions.

                              OPTION GRANTS IN 1999

         No stock options were granted during 1999 to the executive officers listed in the Summary Compensation Table.


                          OPTION EXERCISES IN 1999 AND
                           1999 YEAR-END OPTION VALUES

         None of the executive officers listed in the Summary Compensation Table exercised stock options during 1999. Of these individuals, only Mr. Camp held any stock options at December 31, 1999. The value of unexercised in-the-money options at year end 1999 is calculated using the difference between the option exercise price and $1.50 (the last reported market price of Tekgraf common stock on December 31, 1999) multiplied by the number of shares underlying the option. An option is in-the-money if the market value of the common stock subject to the option is greater than the exercise price.


        --------------------------- --------------------------------- ----------------------------------
                                         SECURITIES UNDERLYING              VALUE OF UNEXERCISED
                                         UNEXERCISED OPTIONS AT          IN-THE-MONEY OPTIONS AT YEAR
                                             YEAR END 1999                         END 1999
                                    --------------------------------- ----------------------------------

                   NAME              EXERCISABLE     UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
        --------------------------- --------------------------------- ----------------------------------
        William M. Rychel                    -                 -                -                  -
        --------------------------- --------------------------------- ----------------------------------
        Scott C. Barker                      -                 -                -                  -
        --------------------------- --------------------------------- ----------------------------------
        Martyn L. Cooper                     -                 -                -                  -
        --------------------------- --------------------------------- ----------------------------------
        Thomas J. Woolsey                    -                 -                -                  -
        --------------------------- --------------------------------- ----------------------------------
        W. Jeffrey Camp                 30,000            15,000               $0                 $0
        --------------------------- --------------------------------- ----------------------------------

                       EMPLOYMENT AND SEVERANCE AGREEMENTS

         In June 1997, we entered into two-year employment agreements with each of Messrs. Rychel, Cooper and Woolsey that provided for a base annual compensation of $125,000. These employment agreements expired in June 1999 and were not renewed; however, certain confidentiality and non-competition provisions survive their expiration.

         In February 1998, we entered into an employment agreement with Mr. Camp, who served as our Chief Financial Officer until March 2, 2000. The agreement provided for a base annual compensation of $125,000. At that time, Mr. Camp was granted options to purchase 45,000 shares of common stock at an exercise price of $3.00 per share, which vested as to one-third of the shares on each of March 1, 1998, 1999 and 2000.

Mr. Camp's employment agreement was terminated effective March 2, 2000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH MR. RYCHEL

         We have loaned Mr. Rychel a total of $1,775,000 to purchase from certain shareholders a total of 806,983 shares of our common stock, 685,816 of which were shares of Class B Common Stock. All outstanding shares of our Class B Common Stock were converted into our common stock on a one-for-one basis on January 21, 2000. The loan is due on December 1, 2000, with interest payable at a rate that is 0.25% above the rate paid from time to time by Tekgraf under our current bank loan agreement. All principal and interest are due at maturity. As collateral for payment of the loan, Mr. Rychel has pledged the shares that he purchased with the proceeds of the loan as well as 384,817 previously owned shares. The stock pledge will terminate as to the previously owned shares when Mr. Rychel has repaid $887,500 of the principal of the loan and all accrued interest or when the trading price of our common stock has been above $2.50 for 10 consecutive trading days. Mr. Rychel has also collaterally assigned his rights under his agreements with certain shareholders. The loan is prepayable at any time without penalty, and Mr. Rychel has stated his intent to attempt to sell blocks of his shares on a private basis in an effort to repay the loan.

         If the trading price of our common stock is at least $3.00 per share for 20 consecutive trading days, we can purchase any of the shares purchased by Mr. Rychel at discounts to the then-current market price ranging from 10-15%, depending on the market price, with a corresponding reduction of the loan balance. In connection with the loan, Mr. Rychel has agreed to purchase a $2,000,000 term insurance policy on his life, with Tekgraf as beneficiary. He has agreed to keep the policy in effect until the loan is paid in full. We have agreed to indemnify Mr. Rychel against any actions brought against him personally by any of our shareholders as a result of the loan or his use of the loan to purchase shares as described above.

         We borrowed the money lent to Mr. Rychel under our existing bank facility. In doing so, we incurred a service charge of $10,000 imposed by the Bank in order to obtain a waiver from the usual lending conditions prohibiting loans by Tekgraf to its officers or directors.

                          COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors is composed of two independent non-employee directors. The Committee makes recommendations to the Board concerning salaries and incentive compensation for our officers and employees. The primary objective in designing and implementing the compensation program is to maximize shareholder value over time through alignment of employee performance with business goals and strategies that serve shareholders' interests. The overall goal of the Compensation Committee is to develop executive compensation and equity-based programs that are consistent with and linked to Tekgraf's strategic and annual business objectives. This report describes the philosophy, objectives and components of Tekgraf's executive compensation programs for 1999 and discusses the determination of compensation for the Chief Executive Officer for 1999.

COMPENSATION PHILOSOPHY

         The Compensation Committee adheres to a compensation policy that:

         - will attract and retain key executives crucial to the long-term success of Tekgraf;

         - relates to the achievement of operational and strategic objectives; and

         - is commensurate with each executive's performance, experience and responsibilities.

         The Compensation Committee has adopted specific principles that are applied in structuring the compensation opportunity for executive officers.

LONG-TERM AND AT-RISK FOCUS

         A significant percentage of total compensation for executive officers should be composed of long-term, at-risk rewards to focus senior management on the long-term interests of shareholders. Equity-based plans should comprise a major part of the long-term, at-risk portion of the total compensation to encourage shareholder value-based management decisions and to link compensation to Tekgraf's performance and shareholder interests.

SHORT-TERM AND AT-RISK FOCUS

         A significant portion of cash compensation for executives is linked to the achievement of annual bonus plans or performance objectives. This includes cash bonuses that may be approved by the Compensation Committee. There is a real risk in bonuses paid under this plan, recognizing variability in individual, unit and overall company performance.

COMPETITIVENESS

         Base pay and total compensation should be competitive with similar companies based upon size, products and markets. Individual qualifications and experience level are considered in establishing a salary level when a person is appointed to a position. Salaries are generally reviewed annually. In many instances, a primary factor in setting salary levels is the desire to provide compensation sufficient to induce these individuals to join or remain in the employment of Tekgraf. In addition, we periodically conduct a proxy survey of peer group companies.

STOCK OPTION AWARDS AND RESTRICTED STOCK GRANTS

         Equity-based compensation comprises a significant portion of Tekgraf's executive officer compensation programs. These plans are administered solely by the Compensation Committee.

         Stock options provide executive officers and certain other key employees with the opportunity to achieve an equity interest in Tekgraf. Stock options are granted with an exercise price equal to the market price on the grant date. Vesting is determined by the Committee on a case-by-case basis. Granting options as a portion of compensation emphasizes a long-term focus by key employees in the acquisition and holding of common stock. The number of stock options granted is based on the individual's potential to contribute to the future growth of Tekgraf. The frequency and size of individual grants vary with changes in the individual's potential to contribute to the future growth of Tekgraf. The number of options required to achieve target grant values based on the prevailing fair market value of the common stock serves in part to determine the number of options granted annually.

TARGET STOCK OWNERSHIP

         The Board of Directors and management believe that significant stock ownership is a major incentive in building shareholder value and aligning the interests of executives and shareholders. The Board has adopted guidelines for minimum target ownership by senior executives. Guidelines are based upon a multiple of base salary and range from .75 to 3 times annual salary amounts.

CHIEF EXECUTIVE OFFICER COMPENSATION

         The compensation arrangements for Mr. Rychel were based on the provisions of his two-year employment agreement, which expired in June 1999. Pursuant to this agreement, Mr. Rychel received an annual salary of $125,000 in 1999. Therefore, the level of Mr. Rychel's compensation was not directly linked to Tekgraf's performance during the last completed fiscal year. Following the expiration of the employment agreement, compensation will be determined by the Compensation Committee. In making this determination, the Committee intends to review various measures of Tekgraf's performance.

DEDUCTIBILITY OF COMPENSATION

         Under Internal Revenue Code Section 162(m), a company generally may not deduct compensation in excess of $1,000,000 paid to the CEO and each of the other four most highly compensated officers. In light of 162(m) limitations, we are proposing an individual annual award limit under the 1997 Stock Option Plan as part of the technical amendments to the Plan being presented for shareholder approval. The Committee believes that the current structure of Tekgraf's executive compensation does not give rise to Section 162(m) concerns. The Committee will continue to assess the impact of Section 162(m) on its compensation practices.

                                                       Compensation Committee

                                                       Frank X. Dalton, Jr.
                                                       Albert E. Sisto

                               COMPANY PERFORMANCE

         This graph shows a comparison of cumulative total shareholder returns for Tekgraf, the Russell 2000 and the Nasdaq Computer and Data Processing Services Index from November 10, 1997 (the date Tekgraf common stock was first offered to the public) through December 31, 1999. Given our recent transfer of the listing of our common stock from the Nasdaq National Market to the Nasdaq SmallCap Market, we will compare our performance with the Russell 2000 rather than the Nasdaq National Market-U.S. For comparison purposes, the graph also shows the cumulative total returns for the Nasdaq National Market-U.S. Index, which we have used for comparisons in the past. The graph assumes an initial investment of $100 and the reinvestment of dividends.

              COMPARISION OF CUMULATIVE TOTAL SHAREHOLDERS RETURN


                  [GRAPH REPRESENTATION OF PLOTTING POINTS]



                            CUMULATIVE TOTAL RETURN

--------------------------------------------- ----------------- ---------------- ---------------- -----------------
                                                  11/10/97         12/31/97         12/31/98          12/31/99
--------------------------------------------- ----------------- ---------------- ---------------- -----------------
Tekgraf, Inc.                                     $100.00            $38.02            $26.04          $25.00
--------------------------------------------- ----------------- ---------------- ---------------- -----------------
Russell 2000                                       100.00            104.52             97.78           96.33
--------------------------------------------- ----------------- ---------------- ---------------- -----------------
Nasdaq Computer and Data Processing Services       100.00             96.89            172.97          365.59
--------------------------------------------- ----------------- ---------------- ---------------- -----------------
Nasdaq Stock Market-U.S.                           100.00             99.09            139.63          252.25
--------------------------------------------- ----------------- ---------------- ---------------- -----------------

               AMENDMENT AND RESTATEMENT OF 1997 STOCK OPTION PLAN

         The Board of Directors has approved an amendment and restatement of the 1997 Stock Option Plan effective March 26, 2000 to increase the number of shares reserved for issuance under the Plan by 400,000 shares and to make certain technical amendments to conform to securities and tax regulations that have changed since the Plan's adoption. The Board recommends that you approve this amendment and restatement of the Plan. The following summary describes the basic features of the Plan, however, it is not complete and, therefore, you should not rely solely on it for a detailed description of every aspect of the Plan.

THE STOCK OPTION PLAN GENERALLY

         The Plan was originally adopted by the Board and approved by our shareholders in August 1997 and was amended in May 1999. No option may be granted under the Plan after August 2006. Awards under the Plan may be in the form of incentive stock options or nonqualified stock options. Under the Plan, the Compensation Committee may grant stock options to key individuals performing services for Tekgraf, including employees, officers, directors, consultants and advisors. Participation in the Plan is open to all Tekgraf employees; however, eligibility for grants under the Plan is subjective and is determined by management subject to approval by the Compensation Committee.

SHARES AVAILABLE FOR THE PLAN

         We currently have 600,000 shares of common stock reserved for issuance under the Plan. As of March 31, 1999, options to purchase 5,500 shares remained available for grants under the Plan. The number of shares that can be issued and the number of shares subject to outstanding options may be adjusted in the event of a stock split, stock dividend, spin-off, recapitalization or other similar event affecting the number of shares of Tekgraf's outstanding common stock.

         The Board proposes to amend the Plan to increase the number of shares that can be issued to 1,000,000. We believe that stock options are important to attract and to encourage the continued employment and service of officers, key employees and other key individuals by facilitating their purchase of an equity interest in Tekgraf. In order to ensure that there are adequate shares available for future grants to support broad-based participation, we believe that we need to increase the number of shares issuable under the Plan.

         In addition, the proposed amendment provides that the number of shares underlying options awarded to any individual in any 12-month period may not exceed 300,000 shares. This limit does not increase the aggregate number of shares available under the Plan and is intended to ensure that compensation related to nonqualified stock option exercises will be fully deductible by Tekgraf.

PLAN ADMINISTRATION

         The Compensation Committee administers the Plan. Subject to the specific provisions of the Plan, the Committee determines award eligibility, timing and the type, amount and terms of the awards. The Committee also interprets the Plan, establishes rules and regulations under the Plan and makes all other determinations necessary or advisable for the Plan's administration.

STOCK OPTIONS

         Options under the Plan may be either incentive stock options, as defined under the tax laws, or nonqualified stock options. Only nonqualified options may be granted to individuals who are not Tekgraf employees. The number of shares underlying options granted to any one individual in a 12-month period may not exceed 300,000 shares. Depending on the terms of an individual's option agreement, upon exercise, the holder may pay the exercise price in several ways. He or she may pay: (1) in cash; (2) by delivering shares of

Tekgraf common stock that he or she has held at least six months; (3) by any other means that the Board of Directors or the Compensation Committee determines; or (4) by a combination of these methods.

         The per share exercise price of an incentive stock option may not be less than the fair market value of Tekgraf common stock on the date the option is granted. The Compensation Committee may specify any period of time following the date of grant during which options are exercisable, so long as the exercise period is not more than 10 years. The term of an incentive option granted under the Plan to a shareholder owning more than 10% of the outstanding voting power may not exceed five years and its exercise price may not be less than 110% of the fair market value of the common stock on the date of the grant. Incentive stock options are subject to additional limitations relating to such things as employment status, minimum exercise price, length of exercise period, maximum value of the stock underlying the options and a required holding period for stock received upon exercise of the option. To the extent that the aggregate fair market value, as of the date of grant, of the shares for which incentive options become exercisable for the first time by the holder during the calendar year exceeds $100,000, the portion of the option that exceeds the $100,000 limitation will be treated as a nonqualified option.

EXPIRATION OF OPTIONS

         Generally, options granted under the Plan expire on the date determined by the Committee at the time of the grant, subject to earlier expiration as specified in the award agreement if the holder terminates employment with Tekgraf prior to that date. Generally, options expire three months after the termination of employment or other relationship with Tekgraf for any reason other than death or disability, or one year after termination by reason of death or disability, in either case subject to the normal expiration date of the option. If termination is for cause or breach by the holder of an employment, confidentiality or non-disclosure agreement, the option will expire immediately upon termination. Incentive stock options may be subject to additional restrictions. In no event may an option be exercised after its expiration date. Unless the Committee determines otherwise, any unvested portion of an option will expire immediately upon termination of employment or other relationship.

OUTSTANDING OPTIONS

         We cannot determine the number of shares of our common stock that may be acquired under stock options that may be awarded under the Plan to participants. However, on April 7, 2000, Steven J. Carnevale, a director and a director nominee, was granted an option to purchase 20,000 shares contingent upon shareholder approval of the amendment and restatement of the Plan. On April 14, 2000, the last reported sale price of Tekgraf's common stock on the Nasdaq SmallCap Market was $1.875 per share. As of March 31, 2000, the following options had been granted since the adoption of the Plan:


---------------------------------------------------------------------------------------------- -----------------------
                           NAME                                                                   NUMBER OF SHARES
---------------------------------------------------------------------------------------------- -----------------------
William M. Rychel - President and Chief Executive Officer, Current Director and
    Director Nominee                                                                                       0
---------------------------------------------------------------------------------------------- -----------------------
Scott C. Barker - Vice President, Sales and Marketing                                                 50,000
---------------------------------------------------------------------------------------------- -----------------------
Martyn L. Cooper - Chief Operating Officer                                                                 0
---------------------------------------------------------------------------------------------- -----------------------
Thomas L. Woolsey - Chief Information Officer                                                              0
---------------------------------------------------------------------------------------------- -----------------------
W. Jeffrey Camp - Former Chief Financial Officer and Secretary                                        45,000
---------------------------------------------------------------------------------------------- -----------------------
Steven J. Carnevale - Current Director and Director Nominee                                                0
---------------------------------------------------------------------------------------------- -----------------------
Frank X. Dalton, Jr. - Current Director and Director Nominee                                          30,000
---------------------------------------------------------------------------------------------- -----------------------
Albert E. Sisto - Current Director and Director Nominee                                               30,000
---------------------------------------------------------------------------------------------- -----------------------
All current executive officers                                                                       150,000
---------------------------------------------------------------------------------------------- -----------------------
All current directors who are not executive officers                                                  60,000
---------------------------------------------------------------------------------------------- -----------------------
All employees (other than current executive officers)                                                366,500
---------------------------------------------------------------------------------------------- -----------------------

                                          14

TRANSFERABILITY

         Generally, an option may not be sold, assigned or otherwise transferred during its holder's lifetime, except by will, the laws of descent and distribution, or a domestic relations order meeting certain IRS criteria.

TAX CONSEQUENCES

         The following is a summary, based on current law, of some significant federal income tax consequences of awards under the Plan. Participants are advised to consult with their own tax advisor regarding the federal, state and local tax consequences of the grant and exercise of an option.

         Participants in the Plan do not recognize taxable income by reason of the grant or vesting of an option, and Tekgraf does not receive a tax deduction by reason of either event. At exercise, the federal tax consequences vary depending on whether the award is an incentive stock option or a nonqualified stock option.

INCENTIVE STOCK OPTIONS

         Upon exercise of an incentive stock option, its holder does not recognize taxable income, and Tekgraf does not receive a tax deduction. However, the excess of the fair market value of Tekgraf common stock on the date of exercise over the exercise price is an adjustment that increases alternative minimum taxable income, the base upon which alternative minimum tax is computed.

         If the shares purchased upon the exercise of an incentive stock option are sold at a gain within two years from the date of grant, or within one year after the option is exercised, then the difference, with certain adjustments, between the fair market value of the stock at the date of exercise and the exercise price will be considered ordinary income. Any additional gain will be treated as a capital gain. If the shares are sold at a gain after they have been held at least one year and more than two years after the grant date, any gain will be treated as a long-term capital gain. Any loss recognized upon a taxable disposition of the shares generally would be characterized as a capital loss.

NONQUALIFIED STOCK OPTIONS

         Upon exercise of a nonqualified stock option, its holder recognizes ordinary income in an amount equal to the difference between the fair market value of Tekgraf common stock at the time of exercise and the exercise price. Generally, Tekgraf is entitled to a corresponding tax deduction for compensation income recognized by the holder. Upon the subsequent sale of the shares acquired in the exercise, the holder will recognize a short-term or long-term capital gain or loss, depending on the length of time he or she has held the shares.

PLAN AMENDMENT AND TERMINATION

         The Plan will terminate in August 2006. The Board of Directors may amend or terminate the Plan at any time. No amendment may adversely affect the rights of an option holder with respect to options under the Plan without his or her consent.

-------------------------------------------------------------------------------
         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
       THE AMENDMENT AND RESTATEMENT OF THE 1997 STOCK OPTION PLAN.
-------------------------------------------------------------------------------

                         INDEPENDENT PUBLIC ACCOUNTANTS

         PricewaterhouseCoopers LLP served as our independent public accounting firm in 1999. Representatives of PricewaterhouseCoopers will be present at the Annual Meeting. They will have the opportunity to make a statement if they so desire and to respond to appropriate questions. The Board of Directors will consider proposals from various accounting firms, including PricewaterhouseCoopers, to serve as our auditor for 2000.

                               EXECUTIVE OFFICERS

         Following is certain information about the executive officers of Tekgraf, based on information furnished by them.

         SCOTT C. BARKER, 46, became Vice President, Sales and Marketing in May 1998, after we acquired Computer Graphics Technology, Inc. (CGT) in April 1998. He served as President of CGT, which he founded, from April 1988 through April 1998.

         MARTYN L. COOPER, 51, has been our Chief Operating Officer since October 1997. Mr. Cooper was a Regional Sales Director from June 1997 until that time. He served as a director from June 1997 through October 1998. Prior to joining Tekgraf, Mr. Cooper was the President of tekgraf, Inc., which he founded in 1986 and which was acquired by Tekgraf in 1997.

         MARK C. LEWIS, 39, became President of CalGraph Technology Services, Inc., a wholly owned subsidiary of Tekgraf, on November 30, 1999. Mr. Lewis was formerly the Director of Business Development for CalGraph. From September 1987 until joining CalGraph, Mr. Lewis was the founder, CEO and President of Martec, Inc., which was acquired by Tekgraf in 1998.

         THOMAS M. MASON, 45, joined Tekgraf in March 2000 as Vice President of Finance and Chief Financial Officer. From July 1997 until joining Tekgraf, Mr. Mason served as Chief Financial Officer of The Segerdahl Corporation, a commercial printer. Prior to that, from February through July 1997, he served as Senior Vice President and Chief Financial Officer of Telular Corporation. For the preceding 13 years, Mr. Mason held various finance and general management positions with Bell & Howell Company.

         WILLIAM M. RYCHEL, 49, was named President and Chief Executive Officer of Tekgraf in February 2000. Prior to this nomination, he served as Interim Chief Executive Officer since October 1998. Mr. Rychel became President of the Graphics Division and a director of Tekgraf upon completion of our acquisition of G&R Marketing, Inc. in June 1997. Beginning in 1986, he served as the President of G&R Marketing, a company he co-founded.

         THOMAS J. WOOLSEY, 51, has been our Chief Information Officer since January 1998. From June 1997 until that time, Mr. Woolsey was a Regional Sales Director. He served as a director from June 1997 until October 1998. Mr. Woolsey served as the President and General Manager of Microsouth, Inc. from 1989 until Tekgraf acquired Microsouth in June 1997.

                                [LOGO]

                                                                     APPENDIX A
                                  TEKGRAF, INC.

                             1997 STOCK OPTION PLAN
               (AS AMENDED AND RESTATED EFFECTIVE MARCH 26, 2000)


1.       PURPOSE.

         The purpose of this plan (the "Plan") is to secure for TEKGRAF, INC. (the "Company") and its stockholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code"). Those provisions of the Plan which make express reference to Section 422 shall apply only to Incentive Stock Options (as that term is defined in the Plan).

2.       TYPE OF OPTIONS AND ADMINISTRATION.

         (a) Types of Options. Options granted pursuant to the Plan may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or nonqualified stock options which are not intended to meet the requirements of Section 422 of the Code, as determined by the Committee (as defined below).

         (b) Administration. The Plan will be administered by a committee (the "Committee") appointed by the Board of Directors of the Company ("Board"), whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. To the extent determined necessary or desirable by the Board, the Committee shall consist of two or more members of the Board, each of whom shall constitute both a "non-employee director" within the meaning of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") and an "outside director" within the meaning of Code Section 162(m). The Committee may in its sole discretion grant options to purchase shares of the Company's Class A Common Stock, $.001 par value per share ("Common Stock") and issue shares upon exercise of such options as provided in the Plan. The Committee shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which need not be identical, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Committee shall be liable for any action or determination under the Plan made in good faith. If at any time the Board has not appointed a Committee under the Plan, the Board shall act as the Committee.

3.       ELIGIBILITY

         Options may be granted to persons who are, at the time of grant, employees, officers or directors of, or consultants or advisors to, the Company provided, that Incentive Stock Options may only be granted to individuals who are employees of the Company (within the meaning of Section 3401(c) of the Code). A person who has been granted an option may, if he or she is otherwise eligible, be granted additional options if the Committee shall so determine.

4.       STOCK SUBJECT TO PLAN.

         The stock subject to options granted under the Plan shall be shares of authorized but unissued or reacquired Common Stock. Subject to adjustment as provided in Section 15 below, (i) the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 1,000,000 shares, and (ii) in no event shall the number of shares of Common Stock underlying options awarded to any individual in any 12-month period exceed 300,000 shares. If an option granted under the Plan shall expire, terminate or is cancelled for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan.

5.       FORMS OF OPTION AGREEMENTS.

         As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Committee. Such option agreements may differ among recipients.

6.      PURCHASE PRICE.

        (a) General. The purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Committee at the time of grant of such option; provided, however, that in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such stock, at the time of grant of such option, or less than 110% of such Fair Market Value in the case of options described in Section 11(b). "Fair Market Value" of a share of Common Stock of the Company as of a specified date for the purposes of the Plan shall mean the closing price of a share of the Common Stock on the principal securities exchange on which such shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such shares are traded if no shares were traded on such immediately preceding day, or if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. If the shares are not publicly traded, Fair Market Value of a share of

Common Stock (including, in the case of any repurchase of shares, any distributions with respect thereto which would be repurchased with the shares) shall be determined in good faith by the Committee.

         (b) Payment of Purchase Price. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, (i) by delivery to the Company of shares of Common Stock of the Company that have been held by the optionee at least six months having a Fair Market Value on the date of exercise equal in amount to the exercise price of the options being exercised, (ii) by any other means which the Committee determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board) or (iii) by any combination of such methods of payment. Payment of the exercise price by delivery of Common Stock then owned by the optionee may be made, if permitted by the Committee, only if such payment does not result in a charge to earnings for financial accounting purposes as determined by the Committee.

7.       OPTION PERIOD.

         Subject to earlier termination as provided in the Plan, each option and all rights thereunder shall expire on such date as determined by the Board of Directors and set forth in the applicable option agreement, provided, that such date shall not be later than (10) ten years after the date on which the option is granted.

8.       EXERCISE OF OPTIONS.

         Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the option agreement evidencing such option, subject to the provisions of the Plan. If an option is not at the time of grant immediately exercisable, the Committee may (i) in the agreement evidencing such option, provide for the acceleration of the exercise date or dates of the subject option upon the occurrence of specified events, and/or (ii) at any time prior to the complete termination of an option, accelerate the exercise date or dates of such option.

9.       NONTRANSFERABILITY OF OPTIONS.

         No option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution or pursuant to a domestic relations order that would satisfy the applicable requirements of a qualified domestic relations order within the meaning of Section 414(p) of the Code and the rules thereunder, if those provisions were applicable to the Plan. An option may be exercised during the lifetime of the optionee only by the optionee. In the event an optionee dies during his employment by the Company or any of its subsidiaries, or during the three-month period following the date of termination of such employment, his option shall thereafter be exercisable, during the period specified in the option agreement, by his executors or administrators to the full extent to which such option was exercisable by the optionee at the time of his death during the periods set forth in Section 10 or 11(d).

10.      EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP.

         Except as provided in Section 11(d) with respect to Incentive Stock Options, and subject to the provisions of the Plan, an optionee may exercise an option at any time within three (3) months following the termination of the optionee's employment or other relationship with the Company or within one (1) year if such termination was due to the death or disability (as determined by the Committee) of the optionee, to the extent that such option was exercisable at the optionee's termination of employment or other relationship, but in no event later than the expiration date of the option. If the termination of the optionee's employment or relationship with the Company is for cause or is otherwise attributable to a breach by the optionee of an employment or confidentiality or non-disclosure agreement, the option shall expire immediately upon such termination. The Committee shall have the power to determine what constitutes a termination for cause or a breach of an employment or confidentiality or non-disclosure agreement, whether an optionee has been terminated for cause or has breached such an agreement, and the date upon which such termination for cause or breach occurs. Any such determinations shall be final and conclusive and binding upon the optionee. Unless the Committee determines otherwise, any portion of an option that is not exercisable on the optionee's termination of employment or other relationship with the Company will be forfeited on such termination date.

11.      INCENTIVE STOCK OPTIONS.

         Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

         (a) Express Designation. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

         (b) 10% Stockholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the
Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

              (i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

              (ii) the option exercise period shall not exceed five years from the date of grant.

         (c) Dollar Limitation. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value, as of the respective date or dates of grant, of more than $100,000.

         (d) Termination of Employees, Death or Disability. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

              (i) an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-statutory option under the Plan;

             (ii) if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

              (iii) if the optionee becomes disabled (within the meaning of Section 22(e) (3) of the Code or any successor provisions thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

         For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date. Unless determined otherwise by the Committee, any portion of an Incentive Stock Option which is not exercisable on the optionee's termination of employment with the Company shall be forfeited. To the extent that an option which is intended to be an Incentive Stock Option does not satisfy the requirements of Code Section 422, it shall be treated as a nonqualified option.

12.     ADDITIONAL PROVISIONS.

        (a) Additional Option Provisions. The Committee may, in its sole discretion, include additional provisions in option agreements covering options granted under the

Plan, including without limitation restrictions on transfer, repurchase rights, rights of first refusal, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Committee; provided, that such additional provisions shall not be inconsistent with any other term or condition of the Plan.

         (b) Acceleration, Extension, Etc. The Committee may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, option or options granted under the Plan may be exercised.

13.      GENERAL RESTRICTIONS.

         (a) Investment Representations. The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.

         (b) Compliance With Securities Laws. Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent, or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

14.      RIGHTS AS A STOCKHOLDER.

         The holder of an option shall have no rights as a stockholder with respect to any shares covered by the option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

15. ADJUSTMENT PROVISIONS FOR RECAPITALIZATIONS, REORGANIZATIONS AND RELATED TRANSACTIONS.

         (a) Recapitalizations and Related Transactions. If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split, spinoff or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or
(ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, the Committee, in its sole discretion, shall make an appropriate and proportionate adjustment in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to any then outstanding options under the Plan, and
(z) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable.

         (b) Reorganization, Merger and Related Transactions. If the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, any then outstanding option granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such options would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the purchase price as to which such options may be exercised so that the aggregate purchase price as to which such options may be exercised shall be the same as the aggregate purchase price as to which such options may be exercised for the shares remaining subject to the options immediately prior to such reorganization, merger, or consolidation. For purposes of this Section 15 and Section 16, the Company will be treated as the "surviving corporation" in a merger, consolidation or similar transaction if substantially all of the individuals and entities who were the beneficial owners of the voting securities of the Company immediately prior to the transaction continue to own, directly or indirectly, immediately after the transaction at least 60% of the outstanding shares of voting securities of the corporation resulting from the transaction.

         (c) Board Authority to Make Adjustments. Any adjustments under this Section 15 will be made by the Committee, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

16.     MERGER, CONSOLIDATION, ASSET SALE, LIQUIDATION, ETC.

        (a) General. In the event of a consolidation or merger in which the Company is not the surviving corporation, or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company (collectively, a "Corporate Transaction"), the Committee, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of
Section 424(a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a Corporate Transaction under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Corporate Transaction (the "Transaction Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Transaction Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Transaction Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all or any outstanding options shall become exercisable in full immediately prior to such event.

         (b) Substitute Options. The Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

17.      NO SPECIAL EMPLOYMENT RIGHTS.

         Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

18.      OTHER EMPLOYEE BENEFITS.

         Except as to plans which by their terms expressly include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

19.      AMENDMENT OF THE PLAN.

         The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect; provided, however, subject to Sections 15 and 16 (relating to adjustments to shares), no such modification or amendment shall, without the optionee's consent, adversely affect the rights of such optionee with respect to options previously granted to him or her under the Plan.

20.      WITHHOLDING.

         (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Committee, which may be withheld by the Committee in its sole discretion, the optionee may elect to satisfy the minimum tax withholding obligations required by law, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Common Stock already owned by the optionee. The shares so delivered or withheld shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 20(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

         (b) The acceptance of shares of Common Stock upon exercise of an Incentive Stock Option shall constitute an agreement by the optionee (i) to notify the Company if any or all of such shares are disposed of by the optionee within two years from the date the option was granted or within one year from the date the shares were issued to the optionee pursuant to the exercise of the option, and (ii) if required by law, to remit to the Company, at the time of and in the case of any such disposition, an amount sufficient to satisfy the Company's federal, state and local withholding tax obligations with respect to such disposition, whether or not, as to both (i) and (ii), the optionee is in the employ of the Company at the time of such disposition.

21.      CANCELLATION AND NEW GRANT OF OPTIONS, ETC.

         The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

22.      EFFECTIVE DATE AND DURATION OF THE PLAN.

         (a) Effective Date. This amendment and restatement of the Plan shall become effective when adopted by the Board of Directors, subject to the approval of the Company's stockholders to the extent so provided by the Board.

         (b)  Termination. Unless sooner terminated in accordance with
Section 16, the Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its initial adoption by the Board, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

23.      PROVISION FOR FOREIGN PARTICIPANTS.

         The Committee may, without amending the Plan, modify awards or options granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

24.      GOVERNING LAW.

         The provisions of this Plan shall be governed and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws.

         Adopted by the Board of Directors on August 7, 1996, amended on May 26, 1999, amended and restated on March 26, 2000.

                             TEKGRAF, INC.

        980 Corporate Woods Parkway, Vernon Hills, Illinois  60061

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints William M. Rychel and Thomas M. Mason as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side, all shares of Class A Common Stock of Tekgraf, Inc. held of record by the undersigned on April 14, 2000 at the Annual Meeting of Shareholders to be held on May 25, 2000 or any adjournment thereof.

                     (To be signed on reverse side)

                     Please date, sign and mail your
                   proxy card back as soon as possible!

                      Annual Meeting of Shareholders
                              TEKGRAF, INC.

                              May 25, 2000









           (  Please Detach and Mail in the Envelope Provided  )

/x/ Please mark your
     vote as in this
     example.



                         WITHHOLD
                  FOR    AUTHORITY                                                               FOR   AGAINST   ABSTAIN
1.  ELECTION OF   //       //       Nominees:  Steven J. Carnevale  2. PROPOSAL to amend and     //      //         //
    DIRECTORS:                                 Frank X. Dalton, Jr.    restate the Tekgraf, Inc.
                                               William M. Rychel       1997 Stock Option Plan.
                                               Albert E. Sisto
                                                                    3. IN THEIR DISCRETION, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

FOR:  except vote withheld from the following nominees:

                                                                       This Proxy when properly executed will be voted in the
--------------------------------------------------------               manner directed herein by the undersigned shareholder.
                                                                       If no direction is made, this Proxy will be voted FOR the
                                                                       election of all listed Directors and FOR Proposal 2.

                                                                       Please Mark, Date and Return the Proxy Card promptly using the enclosed envelope.



Signature _________________________________ Date: ________, 2000   Signature ________________________________ Date:________,2000


NOTE: Please sign exactly as name or names appear hereon. Where more than one owner is shown on a stock certificate, each owner should sign. Persons signing in a fiduciary or representative capacity shall give full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE MARK, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.